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                                  EXHIBIT 23.2

                          CONSENT OF MARK SHELLEY, CPA

               I hereby consent to the reference to my name under the heading of "Experts" included in the Registration Statement of Intercell Corporation of which this Exhibit is a part, and in any amendments to the Registration Statement.



     Date:  March 29, 1997                      By:/s/ Mark Shelley
                                                   -----------------
                                                   Mark Shelley, CPA